COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2011
Commitments and Contingent Liabilities [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 7 – COMMITMENTS AND CONTINGENT LIABILITIES

The Company has operating leases covering office space and equipment.  Certain of the leases are subject to escalations based on increases in building operating costs.  Rental expense attributable to continuing operations was $5.6 million in 2011, $3.7 million in 2010 and $4.0 million in 2009.

At December 31, 2011, future minimum payments to be made under noncancelable operating leases were as follows (in thousands):

2012	$3,054
2013	2,442
2014	2,349
2015	1,912
2016	1,919
Later years	8,023
$19,699

In May 2011, the Company entered into contracts with Hyundai Heavy Industries Co., Ltd for the construction of two ultra-deepwater drillships at its Ulsan, South Korea, shipyard for delivery in late 2013 and mid 2014, respectively.  On October 31, 2011, the Company exercised its option for the construction of an additional drillship of the same specifications for delivery in the fourth quarter of 2014.  The agreement with Hyundai also includes an option exercisable through March 30, 2012, for an additional drillship of the same specifications for delivery in the first quarter of 2015. The drillships are to be named the Rowan Renaissance, the Rowan Resolute and the Rowan Reliance.

The following table presents the status of the Company's rigs under construction as of December 31, 2011.  Project costs include capitalized interest (in millions):

	Expected or actual delivery date	Total estimated project costs	Total costs incurred through Dec. 31, 2011	Projected costs in 2012	Projected costs in 2013	Projected costs in 2014	Total future costs

Rowan Renaissance	Dec-13	$749	$173	$46	$510	$20	$576
Rowan Resolute	Jun-14	744	171	28	148	397	573
Rowan Reliance	Dec-14	729	112	68	63	486	617
		$2,222	$456	$142	$721	$903	$1,766

Rowan periodically employs letters of credit or other bank-issued guarantees in the normal course of its businesses, and had outstanding letters of credit of approximately $43.0 million at December 31, 2011.

During 2005, Rowan lost four offshore rigs, including the Rowan Halifax, and incurred significant damage on a fifth as a result of Hurricanes Katrina and Rita.  The Company had leased the Rowan Halifax under a charter agreement that commenced in 1984 and was scheduled to expire in March 2008.  The rig was insured for $43.4 million, a value that Rowan believes to be more than sufficient to satisfy its obligations under the charter agreement, and by a margin sufficient to cover the $6.3 million carrying value of Rowan equipment installed on the rig.  However, the parties holding interests in the rig under the charter claimed that the rig should have been insured for its fair market value and sought recovery from Rowan for compensation above the insured value.  Thus, Rowan assumed no insurance proceeds related to the Rowan Halifax and recorded a charge during 2005 for the full carrying value of its equipment.  In November 2005, the Company filed a declaratory judgment action styled Rowan Companies, Inc. vs. Textron Financial Corporation and Wilmington Trust Company as Owner Trustee of the Rowan Halifax 116-C Jack-Up Rig in the 215th Judicial District Court of Harris County, Texas.  The owner interests filed a counterclaim for a variety of relief, claiming a right to payment under the charter based on a post-casualty rig valuation of approximately $83 million.  The insurance proceeds were placed in escrow.  The district court ultimately granted judgment against Rowan for the difference between (a) what Rowan had already paid to the Owner Trustee out of the escrowed insurance proceeds (approximately $22.9 million) and (b) that rig valuation.  In March 2009, the Court of Appeals for the 14th District of Texas reversed this judgment, holding that the Company's interpretation of the charter was substantially correct, but directing Rowan to pay an additional amount of approximately $3.2 million due under the charter.  The Company made this payment out of the escrowed insurance proceeds.  In addition, the Court of Appeals remanded the case for further proceedings in the district court to resolve additional issues and to determine the parties' respective rights to the balance of the escrowed insurance proceeds, which was approximately $21 million.  The owner interests filed a motion for rehearing of the Court of Appeals' decision.  In October 2009, the Court of Appeals denied the motion, but issued a substitute opinion to clarify the scope of the remand.  The Court of Appeals again held that the trial court is to resolve issues concerning the proper disposition of excess insurance proceeds.  The Court of Appeals further held that the owner interests' claim that Rowan breached the charter agreement by failing to maintain adequate insurance remains to be decided by the trial court.  The owner interests filed another motion for rehearing, which motion was denied in January 2010.  In March 2010, the owner interests filed its petition for review in the Supreme Court of Texas.  In June 2011 the parties to the dispute reached an agreement to settle all claims and to dismiss the litigation.  Pursuant to that settlement, Rowan agreed to pay the owner group a net amount of approximately $6.1 million in addition to the escrowed insurance proceeds.  Such amount was paid in 2011 and is classified as “Material charges and other operating expenses” in the Consolidated Statements of Income.

Rowan is involved in various legal proceedings incidental to its businesses and is vigorously defending its position in all such matters. The Company believes that there are no known contingencies, claims or lawsuits that could have a material effect on its financial position, results of operations or cash flows.